Exhibit 99.1










                        A. J. SMITH FEDERAL SAVINGS BANK
                   2005 RETIREMENT PLAN FOR OUTSIDE DIRECTORS











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                        A. J. SMITH FEDERAL SAVINGS BANK
                    2005 RETIREMENT PLANFOROUTSIDE DIRECTORS

                                TABLE OF CONTENTS

ARTICLE I - GENERAL........................................................................1
         1.1      Effective Date...........................................................1
         1.2      Purpose..................................................................1
         1.3      Intent...................................................................1
ARTICLE II - DEFINITIONS AND USAGE.........................................................2
         2.1      Definitions..............................................................2
         2.2      Usage....................................................................5
ARTICLE III - ELIGIBILITY AND PARTICIPATION................................................5
ARTICLE IV - PAYMENT OF BENEFITS...........................................................5
         4.1      Entitlement to Benefit Payments..........................................5
         4.2      Unforeseeable Emergencies................................................6
         4.3      Distribution Upon Change in Control......................................6
ARTICLE V - PAYMENT OF BENEFITS ON OR AFTER DEATH..........................................6
         5.1      Commencement of Benefit Payments.........................................6
         5.2      Designation of Beneficiary...............................................7
ARTICLE VI - ESTABLISHMENT OF TRUST; AUTOMATIC FUNDING UPON A CHANGE IN CONTROL............7
ARTICLE VII - RIGHTS OF PARTICIPANTS; TERMINATION OR SUSPENSION UNDER FEDERAL LAW..........7
ARTICLE VIII - INTERPRETATION OF THE PLAN..................................................8
ARTICLE IX - LEGAL FEES....................................................................8
ARTICLE X - MISCELLANEOUS PROVISIONS.......................................................9
         10.1     Amendment................................................................9
         10.2     Termination..............................................................9
         10.3     No Assignment............................................................9
         10.4     Incapacity...............................................................9
         10.5     Successors and Assigns...................................................9
         10.6     Governing Law............................................................9
         10.7     No Guarantee of Continued Service.......................................10
         10.8     Severability............................................................10
         10.9     Notification of Addresses...............................................10
Appendix A...............................................................................A-1
Appendix B...............................................................................B-1
Appendix C...............................................................................C-1




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                        A. J. SMITH FEDERAL SAVINGS BANK
                   2005 RETIREMENT PLAN FOR OUTSIDE DIRECTORS


     WHEREAS, A. J. Smith Federal Savings Bank (the "Bank") recognizes the unique qualifications of its non-employee directors ("Outside Directors") and the valuable services that they have provided to the Bank; and

     WHEREAS, the Bank previously sponsored the A. J. Smith Federal Savings Bank Retirement Plan for Outside Directors ("Prior Plan"); and

     WHEREAS, new Section 409A of the Internal Revenue Code requires that certain types of deferred compensation arrangements comply with its terms or be subject to current taxes and penalties; and

     WHEREAS, the Prior Plan did not comply with the terms of Section 409A, and the Bank found it to be in its best interests, and in the best interests of former participants, to freeze such plan as to new contributions and accruals effective as of December 31, 2004 in order to avoid running afoul of Section 409A, and to substitute a new retirement plan for outside directors in place of the Prior Plan.

     NOW THEREFORE, the Bank hereby adopts the A. J. Smith Federal Savings Bank 2005 Retirement Plan for Outside Directors (the "Plan").

                              ARTICLE I - GENERAL

     1.1  Effective Date

     The provisions of this Plan shall be effective as of January 1, 2005.

     1.2  Purpose

     The purpose of the Plan is to provide retirement income to a Participant for a designated period of time upon his separation from service from the Board.

     1.3. Intent

     This Plan is not intended to be an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as none of its Participants are employees of the Bank, or its affiliates. The Plan is not intended to be a plan described in section 401(a) of the Code or section 3(2)(A) of ERISA. The obligation of the Bank to make payments under this Plan constitutes nothing more than an unsecured promise to make such payments and any property of the Bank that may be set aside for the payment of benefits under the Plan shall in the event of the Bank's bankruptcy or insolvency, remain subject to the claims of the Bank's creditors until such benefits are distributed in accordance with Article IV or Article V herein. This Plan is adopted following the enactment of Code Section 409A and is intended to be construed consistent with the requirements of that Section, the Treasury regulations and other guidance issued thereunder. If any provision of the Plan shall be

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determined to be inconsistent  therewith for any reason,  then the Plan shall be construed and enforced as if such provision had never been included.

                       ARTICLE II - DEFINITIONS AND USAGE

     2.1  Definitions

     Whenever used in this Plan, the following words and phrases have the meanings set forth below unless the context clearly requires a different meaning:

     "Bank" shall mean A. J. Smith Federal Savings Bank, and any successor thereto.

     "Beneficiary" shall mean the person or persons whom a Participant may designate as the beneficiary of the Participant's Benefits under Article V. In the absence of a valid beneficiary designation or in the event a designated beneficiary predeceases the Participant, a Participant's Beneficiary shall be his estate.

     "Benefit" or "Benefits" shall mean, collectively, the benefits payable pursuant to Articles IV and V of the Plan.

     "Benefit  Percentage"  shall  be  determined  based  on the  number  of the
Participant's full years of service on the Board (whether before or after the Initial Effective Date, but disregarding service on the Board as an Inside-Director if covered at that time by a plan for Inside Directors), and shall be determined according to the following schedule:

      Full Years of Service as
      a Non-Employee Director                              Percentage
      -----------------------                              ----------

               1                                               10%
               2                                               20%
               3                                               30%
               4                                               40%
               5                                               50%
               6                                               60%
               7                                               70%
               8                                               80%
               9                                               90%
               10 or more                                     100%

     Notwithstanding the foregoing schedule, an Outside Director's Benefit Percentage shall be deemed to be 100% upon (i) termination of his service on the Board due to his death or Disability, or (ii) a Change in Control. A former Outside Director's benefit Percentage will not increase as a result of the occurrence of a Change in Control.

     "Board" shall mean the Board of Directors of the Bank.

     "Change in Control" means (i) a change in ownership of the Bank under paragraph (a) below, or (ii) a change in effective control of the Bank under paragraph (b) below, or (iii)

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a change in the  ownership  of a  substantial  portion of the assets of the Bank under paragraph (c) below:

          (a) Change in the ownership of the Bank. A change in the ownership of the Bank shall occur on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation (within the meaning of paragraph (b) below). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This paragraph (a) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction.

          (b) Change in the effective control of the Bank. A change in the effective control of the Bank shall occur on the date that either
               (i) any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (b)(ii), the term corporation refers solely to a corporation for which no other corporation is a majority shareholder. In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred. If any one person, or more than one person acting as a group, is considered to effectively control a corporation (within the meaning of this paragraph (b)), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation within the meaning of paragraph (a)). Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

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          (c)  Change in the  ownership of a  substantial  portion of the Bank's assets. A change in the ownership of a substantial portion of the Bank's assets shall occur on the date that any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph
               (c) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer.

          (d) Each of the sub-paragraphs (a) through (c) above shall be construed and interpreted consistent with the requirements of Code Section 409A and any Treasury regulations or other guidance issued thereunder.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur solely by reason of a transaction in which the Bank converts to the stock form of organization on a stand-alone basis or as a subsidiary of the Company. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Committee" means a Committee of the Board designated by the Board to administer the Plan. The Committee shall consist of three or more members of the Board or, if no Committee is appointed, the full Board.

     "Company" shall mean the mutual holding company or stock holding company parent of the Bank.

     "Disability" means any case in which an Outside Director: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Bank.

     "Employee" shall mean any person who is employed by the Bank or an affiliate on a full-time basis.

     "Initial Effective Date" shall mean January 1, 2005.

     "Inside Director" shall mean a Director who is also an Employee.

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     "Outside  Director"  shall  mean a member  of the  Board who is not also an
Employee.

     "Participant" means an Outside Director listed in Appendix C who served on the Board on the Initial Effective Date or who served on the Board after such date and who was appointed by the Board pursuant to Article III to participate in the Plan.

     "Plan" shall mean the A. J. Smith Federal Savings Bank 2005 Retirement Plan for Outside Directors.

     "Plan Year" means the period from January 1 to December 31.

     "Separation from Service" shall have the meaning set forth in Code Section 409A and Treasury regulations and other guidance issued by the United States Treasury Department under Code Section 409A.

     "Trust" shall mean that agreement entered into pursuant to the terms hereof between the Bank and the Trustee.

     "Trustee" shall mean that person(s) or entity appointed by the Board pursuant to the Trust to hold legal title to the plan assets for the purposes set forth herein.

     2.2  Usage

     Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                  ARTICLE III - ELIGIBILITY AND PARTICIPATION

     Those Outside Directors who are listed in Appendix C shall be eligible to participate in the Plan as of the Initial Effective Date. Thereafter, additional Outside Directors may be designated as Participants in the Plan by the Board, from time to time, in its sole discretion. Additional Outside Directors shall commence participation in the Plan as of the first day of the Plan Year designated by the Board. An Outside Director shall cease to be a Participant when he resigns or is terminated from the Board and: (1) his Benefit is not vested; or (2) his Benefit is distributed to him or on his behalf.

                        ARTICLE IV - PAYMENT OF BENEFITS

     4.1  Entitlement to Benefit Payments

     Unless a Participant makes an alternative distribution election described hereinbelow, in the event that a Participant has a Separation from Service for any reason other than death, the Participant shall receive 10 annual payments, with the amount of each payment being equal to the product of his Benefit Percentage and $12,000. The payments due to an Outside Director under this
Article IV shall begin on the first day of the second month following the date of the Outside Director's Separation from Service on the Board, and shall thereafter be made on the annual anniversary dates of such first payment date. Alternatively, a Participant may elect an optional form of payment by submitting to the Committee a document substantially in the form attached hereto as Appendix A either (i) during the calendar year 2005, in accordance with guidance issued under Code Section 409A, or if later,
(ii) at the time of his initial participation in the Plan. Any other form of benefit shall be the actuarial equivalent of the benefit set forth above. Such optional distribution election once made by a Participant shall be irrevocable. After the death of the Outside Director, remaining Benefits, if any, shall be payable as set forth in Article V.

     4.2  Unforeseeable Emergencies

     Benefits may be paid to a Participant or Beneficiary hereunder in the event of an Unforeseeable Emergency. An Unforeseeable Emergency means an unanticipated emergency that is caused by an event beyond the control of the participant or Beneficiary, such as a sudden and unexpected illness or accident of the Participant, the Participant's spouse or of a dependent (as defined in Code
Section 152(a)), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances, and the Unforeseeable Emergency would result in severe financial hardship to the individual if early withdrawal were not permitted. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

     (a)  Through reimbursement or compensation by insurance or otherwise;

     (b) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

     (c)  By cessation of deferrals under the Plan.

     Examples of what are not considered Unforeseeable Emergencies include the need to send a Participant's child to college or the desire to purchase a home. An early withdrawal from the Plan pursuant to this provision must be limited to the amount necessary to meet the emergency, plus taxes reasonably anticipated as a result of the distribution.

     4.3  Distribution Upon Change in Control

     Upon a Change in Control, all Participants shall have the present value of their vested Benefit paid to them in a lump sum within thirty (30) days of the Change in Control.

               ARTICLE V - PAYMENT OF BENEFITS ON OR AFTER DEATH

     5.1  Commencement of Benefit Payments

     If a Participant dies before payments of his Benefits under the Plan have commenced, or after payments have commenced, but before they are completely paid, and the Participant has designated his spouse as his Beneficiary, then his spouse shall be paid out, or shall continue to be paid out, in accordance with the terms of Article IV. If a Participant dies before payments of his Benefits under the Plan have commenced, or after payments have commenced, but before they are completely paid, and the Participant has a Beneficiary other than his Spouse (as designated

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by the Participant,  or determined by the Committee,  in accordance with Section
5.2), then the Participant's non-spousal Beneficiary shall be entitled to receive the present value of the Participant's remaining Benefits in the form of a lump sum.

     5.2  Designation of Beneficiary

     A Participant may, by delivering a written instrument to the Committee in the form attached hereto as Appendix B, designate one or more primary and contingent beneficiaries to receive his Benefit which may be payable to the Participant hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Committee prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made in the following order of priority:

     (a)  to the Participant's surviving spouse; or if none,
     (b) to the Participant's children, per stirpes; or if none, to the Participant's estate.

                      ARTICLE VI - ESTABLISHMENT OF TRUST;
                   AUTOMATIC FUNDING UPON A CHANGE IN CONTROL

     The Bank may establish a Trust into which it may contribute assets which may be held subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the Trust. In addition, prior to any Change in Control the Bank shall establish the Trust (if it has not been previously established), and shall contribute to the Trust an amount that is projected to be sufficient to enable the Trust to pay all Benefits that could become payable under the Plan. In the event of a Change in Control, the Trust shall be irrevocable until all benefits have been paid to all Participants.

              ARTICLE VII - RIGHTS OF PARTICIPANTS; TERMINATION OR
                          SUSPENSION UNDER FEDERAL LAW

     The rights of Participants and of their Beneficiaries (if any) shall be solely those of unsecured creditors of the Bank. In the event that the Bank shall establish a Trust, assets of the Bank may be held by the Trust, subject to claims by general creditors of the Bank by appropriate judicial action as provided by such Trust.

     If the Participant is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under this Plan shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

     If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Plan shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

     All obligations under this Plan shall terminate, except to the extent that continuation of this Plan is necessary for the continued operation of the Bank:
(i) by the Director of the Office of Thrift Supervision ("Director of OTS"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Director of the OTS, or his or her designee, at the time that the Director of the OTS, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director of the OTS to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

     If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Participant from participating in the conduct of the Bank's affairs, the Bank's obligations under this Plan shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Participant all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     To the extent required under federal banking law, the amount payable hereunder shall be reduced to the extent that on the date of an Outside Director's termination of service as a Director, either (i) the present value of his Benefits exceeds the limitations that are set forth in Regulatory Bulletin 27b of the Office of Thrift Supervision, if in effect on such date, or (ii) such reduction is necessary to avoid subjecting the Bank to a loss of tax deduction under Code section 280G.

                   ARTICLE VIII - INTERPRETATION OF THE PLAN

     The Committee shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Committee shall be conclusive and binding on all affected parties (unless such decisions are arbitrary and capricious).

                            ARTICLE IX - LEGAL FEES

     In the event any dispute shall arise between an Outside Director and the Bank as to the terms and interpretation of the Plan, whether instituted by formal legal proceedings or otherwise, including any action taken by a Director to enforce the terms of this Plan or in defending against any action taken by the Bank, the Bank shall reimburse the Director for all costs and expenses, including reasonable attorney's fees, arising from such dispute, proceedings or actions; provided that the Outside Director shall return such amounts to the Bank if he fails to obtain a final judgment by a court of competent jurisdiction or obtain a settlement of such dispute, proceedings, or actions substantially in his favor. Such reimbursements to a Director shall be paid within 10 days of the Director furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Director. Any such request for reimbursement by a Director shall be made no more frequently than at 30 day intervals.

                      ARTICLE X - MISCELLANEOUS PROVISIONS

     10.1 Amendment

     The Bank reserves the right to amend the Plan in any manner that it deems advisable by a resolution of the Board. No amendment shall, without the Participant's consent, affect the amount of the Participant's Benefit at the time the amendment becomes effective or the right of the Participant to receive a distribution of his Benefit.

     10.2 Termination

     The Bank reserves the right to terminate the accrual of future contribution under the Plan at any time. No termination shall, without the Participant's consent, affect the amount of the Participant's Benefit prior to the termination or the right of the Participant to receive a distribution of his Benefit, in accordance with his election, except as set forth herein. If following the time of termination of future accruals a Participant's account balance at Separation from Service does not exceed $10,000, the Bank shall distribute the Participant's account in a lump sum.

     10.3 No Assignment

     The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable under the Plan or any of the payments provided for in the Plan, nor shall any interest in amounts payable or in any payments under the Plan be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

     10.4 Incapacity

     If any person to whom a benefit is payable under the Plan is an infant or if the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Committee may cause the payments becoming due to such person to be made to another person for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Bank, and the Committee.

     10.5 Successors and Assigns

     The provisions of the Plan are binding upon and inure to the benefit of the
Bank,  its  respective   successors  and  assigns,  and  the  Participant,   his
beneficiaries, heirs, legal representatives and assigns.

     10.6 Governing Law

     The Plan shall be subject to and construed in accordance with the laws of the State of Illinois.

     10.7 No Guarantee of Continued Service

     Nothing contained in the Plan shall be construed to give any Participant the right to be retained on the Board, or any equity or other interest in the assets, business or affairs of the Bank.

     10.8 Severability

     If any provision of the Plan shall be held illegal or invalid for any reason, including the failure of the Plan, or any part thereof, to conform to the provisions of Code Section 409A, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included.

     10.9 Notification of Addresses

     Each Participant and each beneficiary shall file with the Committee, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Committee (or if no such address was filed with the Committee, then to the last post office address of the Participant or beneficiary as shown on the Bank's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Committee nor the Bank shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

     IN WITNESS WHEREOF, the Bank has caused this Plan to be entered into by its duly authorized officer, effective as of January 1, 2005.


ATTEST/WITNESS:                             A. J. SMITH FEDERAL SAVINGS BANK



By:                                         By:
   ------------------------------               --------------------------------
Title: Secretary                            Title:
                                                  ------------------------------



Date:                                        Date:
     ----------------------------                 ------------------------------

                        A. J. SMITH FEDERAL SAVINGS BANK
                   2005 RETIREMENT PLAN FOR OUTSIDE DIRECTORS

                                   Appendix A

                            FORM OF PAYMENT ELECTION

To:   Administrator, A. J. Smith Federal Savings Bank 2005 Retirement Plan for
         Outside Directors
      A. J. Smith Federal Savings Bank 14757 South Cicero Avenue, Midlothian, Illinois 60445

Pursuant to Article IV, Section 4.2 of the Plan, the undersigned Participant hereby elects payment of the entire balance of his Memorandum Account in the following optional form:

_________     Lump Sum        OR

_________     Annual Installments over ______ years (not in excess of 20).

     The Participant understands and agrees that such election, once made by the Participant, shall be irrevocable.

     Dated at Midlothian, Illinois, this__________ day of______, 200__


                                                     PARTICIPANT



                                                     --------------------------
                                                     Print Name



Received on behalf of the
Administrator this

______ day of____________, 200__

By     _________________________

                        A. J. SMITH FEDERAL SAVINGS BANK
                   2005 RETIREMENT PLAN FOR OUTSIDE DIRECTORS

                                   Appendix B

                           DESIGNATION OF BENEFICIARY


     AGREEMENT, made this ______ day of __________, 200_, by and between ______________ (the "Participant"), and A. J. Smith Federal Savings Bank (the "Bank").

     WHEREAS, the Bank has established that A.J. Smith Federal Savings Bank 2005 Retirement Plan for Outside Directors (the "Plan"), and the Participant is eligible to make a beneficiary designation with respect to any survivorship benefits that may become payable under Article V of said Plan;

     NOW THEREFORE, it is mutually agreed as follows:

     1. Primary Beneficiary designation.


--------------------------------------------------------------------------------
Name of                                                        Percentage of
Primary Beneficiary             Mailing Address                Death  Benefit
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------


     2. Contingent Beneficiary. In the event that the primary beneficiary or beneficiaries named above are not living at the time of the Participant's death, the participant hereby designates the following person(s) to be his or her contingent beneficiary for purposes of the Plan:

--------------------------------------------------------------------------------
Name of                                                        Percentage of
Contingent Beneficiary          Mailing Address                Death  Benefit
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------
                                                                               %
--------------------------------------------------------------------------------


     3. Effect of Election. The elections made hereunder shall be revocable during the Participant's lifetime, shall automatically supersede any prior elections made with respect to Article V of the Plan, and shall become irrevocable upon the Participant's death.

     4. Bank's Commitment. The Bank agrees to make payment of the amount due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein.

A.J. Smith Federal Savings Bank
2005 Retirement Plan for Outside Directors
Appendix B
Designation of Beneficiary

     IN WITNESS WHEREOF, the parties hereto have hereunder set their hands the day and year first above-written.


Witnessed by:                            PARTICIPANT




                                         By:
-----------------------------------         ------------------------------------
Print Name:                                       Print Name
           ------------------------



Witnessed by:                            BANK

                                         A. J. SMITH FEDERAL SAVINGS BANK




                                         By:
-----------------------------------         ------------------------------------
Print Name:                              Title:
           ------------------------            ---------------------------------

                        A. J. SMITH FEDERAL SAVINGS BANK
                   2005 RETIREMENT PLAN FOR OUTSIDE DIRECTORS

                                   Appendix C


Initial Participant                         Participation Commencement Date
-------------------                         -------------------------------
Roger Aurelio                                        January  1, 2005



Additional Participants                     Participation Commencement Date
-----------------------                     -------------------------------

Richard Nogal                                                 May 1, 2005



                                       C-1